UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – April 18, 2011

HILLS BANCORPORATION
(Exact name of Registrant as specified in its charter)

Iowa	Commission File Number 0-12668	42-1208067
(State or Other Jurisdiction of Incorporation or Organization)		(IRS Employer Identification No.)

131 Main Street, Hills, Iowa 52235
(Address of principal executive office)

Registrant's telephone number, including area code:  (319) 679-2291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders was held on April 18, 2011.  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 18, 2011.  The final results of the shareholder votes are as follows:

Proposal 1 – Election of Directors

The following individuals were elected to serve as directors to hold office until the 2014 Annual Meeting.

	For	Withhold Authority	Broker Non-Votes

James A. Nowak	2,818,331	28,956	None
Theodore H. Pacha	2,810,732	34,755	None
Ann Marie Rhodes	2,788,185	59,102	None
Ronald E. Stutsman	2,794,545	52,743	None

Proposal 2 – Non-Binding Advisory Vote on Executive Compensation

The shareholders approved executive compensation.

For	2,576,805
Against	74,983
Abstain	194,944
Broker Non-Votes	None

Proposal 3 – Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes on Executive Compensation

The shareholders approved a one year frequency for future votes on executive compensation.

One Year	2,488,631
Two Years	175,456
Three Years	109,973
Abstain	73,228
Broker Non-Votes	None

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLS BANCORPORATION

Date: April 19, 2011	/s/ Dwight O. Seegmiller
Dwight O. Seegmiller, Director, President and Chief Executive Officer